Counterpoint High Yield Trend ETF

HYTR

Counterpoint Quantitative Equity ETF

CPAI

(each a “Fund” and collectively the “Funds”)

each a series of Northern Lights Fund Trust III

Supplement dated October 15, 2024
to the Prospectuses and Statements of Additional Information (“SAI”), as previously supplemented, of the Counterpoint High Yield Trend ETF dated May 1, 2024 and the Counterpoint Quantitative Equity ETF dated November 22, 2023.

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Effective October 30, 2024 (the “Effective Date”), each Fund will be changing its primary listing exchange from NYSE Arca, Inc. to the NYSE. As of the Effective Date, all references to “NYSE Arca, Inc.” in each Fund’s Prospectus and SAI are hereby deleted and replaced in their entirety with “NYSE”.

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You should read this Supplement in conjunction with the Prospectus and SAI, as previously supplemented, for the Counterpoint High Yield Trend ETF dated May 1, 2024 and for the Counterpoint Quantitative Equity ETF dated November 22, 2023. This Supplement provides information that you should know about the Funds before investing and has been filed with the Securities and Exchange Commission. This Supplement is available upon request and without charge by calling the Funds toll-free at 1-844-509-2775.

Please retain this Supplement for future reference.